GREAT-WEST LIFE

         CONTRACTS

                  CALIFORNIA GUARANTY ASSOCIATION ACT - SUMMARY

      CALIFORNIA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION ACT SUMMARY
                             DOCUMENT AND DISCLAIMER

Residents of California who purchase life and health insurance and annuities should know that the insurance companies licensed in this state to write this type of insurance are members of the California Life and Health Insurance Guaranty Association (CLHIGA). The purpose of this Association is to assure that policyholders will be protected, within limits, in the unlikely event that a member insurer becomes financially unable to meet its obligations. If this should happen, the Guaranty Association will assess its other member insurance companies for the money to pay the claims of insured persons who live in this state and, in some cases, to keep coverage in force. The valuable extra protection provided by these insurers through the Guaranty Association is not unlimited, however, as noted below, and is not a substitute for consumers' care in selecting insurers.

--------------------------------------------------------------------------------

The California Life and Health Insurance Guaranty Association may not provide coverage for this policy. If coverage is provided, it may be subject to substantial limitations or exclusions, and require continued residency in California. You should not rely on coverage by the California Health Insurance Guaranty Association in selecting an insurance company or in selecting an insurance policy.

Coverage is NOT provided for your policy or any portion of it that is not guaranteed by the insurer or for which you have assumed the risk, such as a variable contract sold by prospectus.

Insurance companies or their agents are required by law to give or send you this notice. However, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association to induce you to purchase any kind of insurance policy.

Policyholders with additional questions should first contact their insurer or agent, and may then contact:

                               Executive Director
            California Life and Health Insurance Guaranty Association
                                 P.O. Box 70069
                              Los Angeles, CA 90070

                         Allegra Willison, Staff Counsel
                       California Department of Insurance
                          45 Fremont Street, 24th Floor
                         San Francisco, California 94105

--------------------------------------------------------------------------------

The state law that provides for this safety-net coverage is called the California Life and Health Insurance Guaranty Association Act. Below is a brief summary of this law's coverages, exclusions and limits. This summary does not cover all provisions of the law; nor does it in any way change anyone's rights or obligations under the act or the right or obligations of the Association.

COVERAGE

Generall,  individuals  will  be  protected  by the  California  Life and Health
Insurance Guaranty Association if they live in this state and hold a life or health insurance contract, or an annuity, or if they are insured under a group insurance contract, issued by a member insurer. The beneficiaries, payees or assignees of insured persons are protected as well, even if they live in another state.

EXCLUSIONS FROM COVERAGE

However, persons holding such policies are not protected by this Guaranty Association if:

        * Their insurer was not authorized to do business in this state when it issued the policy or contract.

        * Their policy was issued by a health care service plan (HMO, Blue Cross, Blue Shield), a charitable organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company, an insurance exchange, or a grants and annuities society.

        * They are eligible for protection under the laws of another state. This may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state.

The Guaranty Association also does not provide coverage for:

        * Unallocated annuity contracts; that is, contracts which are not issued to and owned by an individual and which guarantee rights to group contract holders, not individuals.

        * Employer and association plans, to the extent they are self-funded or uninsured.

        * Any policy or portion of a policy which is not guaranteed by the insurer or for which the individual has assumed the risk, such as a variable contract sold by prospectus.

        * Any policy of reinsurance unless an assumption certificate was issued.

        * Interest rate yields that exceed an average rate.

        * Any portion of a contract that provides dividends or experience rating credits.

LIMITS ON AMOUNTS OF COVERAGE

The Act limits the Association to pay benefits as follows:

        * for Life and Annuity Benefits:

          -- 80% of what the life insurance company would owe under a life policy or annuity contract up to:

            * $100,000 in cash surrender  values;

            * $100,000  in present  value of  annuities;  or

            * $250,000  in life  insurance  death  benefits.

          -- a maximum of $250,000 for any one insured life no matter how many policies and contracts there were with the same company, even if the policies provided different types of coverages.

        * for Health Benefits, a maximum of $200,000 of the contractual obligations that the health insurance company would owe were it not insolvent. the maximum may increase or decrease annually based upon changes in the health care cost component of the consumer price index.

PREMIUM SURCHARGE

Member insurers are required to recoup assessments paid to the Association by way of a surcharge on premiums charged for insurance policies to which the Act applies.

          CALIFORNIA GUARANTY ASSOCIATION ACT - NOTICE OF NON-COVERAGE

           any benefits self-funded by an Employer are NOT covered by the California Life and Health Insurance Guaranty Association.

The following are not covered by the California Life and Health Insurance Guaranty Association:

        * Unallocated annuity contracts; that is, contracts which are not issued to and owned by an individual and which guarantee rights to group contract holders, not individuals.

        * Employer and association plans, to the extent they are self-funded or uninsured.

        * Any policy or portion of a policy which is not guaranteed by the insurer or for which the insured has assumed the risk, such as a variable contract sold by prospectus.

        * Any policy of reinsurance unless an assumption certificate was issued.

        * Interest rate yields that exceed an average rate.

        * Any portion of a contract that provides dividends or experience rating credits.

A determination as to whether an insurance contract is covered under the Guaranty Association or whether an annuity contract is allocated or unallocated must be initially made by the insurer based on its knowledge of the specific contract offered.

Also, you are not protected by this Association if:

        * The insurer was not authorized to do business in this state when it issued the policy or contract.

        * The policy is issued by a health care service plan (HMO, Blue Cross, Blue Shield), a charitable organization, a fraternal benefit society, a mandatory state pooling plan, a mutual assessment company, an insurance exchange, or a grants and annuities society.

        * You are eligible for protection under the laws of another state. this may occur when the insolvent insurer was incorporated in another state whose guaranty association protects insureds who live outside that state.

Insurance companies or their agents are required by law to give or send you this notice. however, insurance companies and their agents are prohibited by law from using the existence of the Guaranty Association to induce you to purchase any kind of insurance policy.

If you have questions concerning this Notice, you may contact:

                               EXECUTIVE DIRECTOR
            CALIFORNIA LIFE AND HEALTH INSURANCE GUARANTY ASSOCIATION
                                 P. 0. BOX 70069
                              LOS ANGELES, CA 90070

          CALIFORNIA GUARANTY ASSOCIATION ACT - NOTICE OF NON-COVERAGE
                                   (Continued)

                         Allegra Willison, Staff Counsel
                       California Department of Insurance
                          45 Fremont Street, 24th Floor
                         San Francisco, California 94105

Questions as to specific policies or annuities should be directed to the insurance company offering the product.

          Attached to and forming part of the Services Contract between


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                                       and

                             PACIFIC CAPITAL BANCORP

The Services Contract which was effective on JANUARY 1,1995 and is dated JANUARY 30, 1995 is hereby terminated as of DECEMBER 31, 1994 and replaced by the attached Services Contract which is effective JANUARY 1, 1995.




Dated at Englewood, Colorado this  13th day of April, 1995.



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY




  /s/ D.C. Lennox                                   /s/  William McCallum
------------------------------                   -------------------------------
Senior Vice-President, General                              President
  Counsel and Secretary


                               /s/ Debe Hickman
                             ------------------------
                                 For the Actuary





The terms of this Contract are accepted by PACIFIC  CAPITAL  BANCORP this
day of             , 19  .





                                         BY      /s/ Naomi Walling
                                            -----------------------------------


                                         TITLE       VP Human Resources
                                               ---------------------------------

                                SERVICES CONTRACT





This CONTRACT entered into on JANUARY 1, 1995 (hereinafter referred to as the Effective Date)


                                     Between



                  GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY,

                     hereinafter referred to as "Great-West"



                                      -and-



                             PACIFIC CAPITAL BANCORP


                hereinafter referred to as "the Contractholder."




The Contractholder has established a Health Care Payment Plan or Health Care Payment Plan and Trust for the benefit of its Employees and Dependents (hereinafter referred to as the "Plan").

The Plan is an Employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the undersigned fiduciary
(hereinafter  referred  to as  the  "Fiduciary")  of  the  Plan  hereby  retains
Great-West to provide services for the Plan in accordance with the following terms and conditions contained herein.

                             ARTICLE 1 - DEFINITIONS


In this contract unless otherwise specifically provided:

(1) "Dependent" and "Employee" mean Dependent and Employee as defined by the Plan;

(2)  "Anniversary  Date",   "Contract  Months"  and  "Contract  Years"  will  be
     calculated from JANUARY 1, 1995; JANUARY 1 of any year will be known as the Anniversary Date;

(3) "Contract Year" means that period of 12 consecutive months which begins on the ANNIVERSARY DATE.

(4)  "Coverages" provided under the Plan and covered by this contract are:

                                Medical Coverage
                               Dentalcare Coverage
                               Visioncare Coverage
                           Prescription Drug Coverage



                   ARTICLE 2- ADMINISTRATIVE SERVICES AND FEES


Great-West agrees to perform such services involving the performance of non-discretionary duties as are specified in the Schedule of Services marked Schedule "A", which is attached hereto and forms part of this contract in accordance with the terms and conditions of this contract.

To facilitate the performance of such duties:

(1) the Contractholder has advised its bank that Great-West is authorized to demand moneys payable by the Contractholder for checks issued for benefit payments made by Great-West under the Plan.

(2) Great-West will initiate transfers from the Contractholder's designated bank account with the Transfer Frequency shown in Schedule C. The Contractholder agrees to maintain funds in such account both before and after termination of this Services Contract which are adequate to cover checks issued for benefit payments made by Great-West under the Plan and the Deficit Recoveries defined in the Article entitled Deficit Recovery of the Stop-Loss Contract, if any, issued to the Contractholder by Great-West.

The Contractholder and Fiduciary agree to pay Great-West the fees specified in the Schedule of Fees marked Schedule "B" which is attached hereto and forms part of this contract as reasonable compensation for services necessary for the Plan's operation. The Contractholder and Fiduciary will be jointly and severally liable for the payment of such fees. Such fees will be paid as described in the attached Schedule B. A grace period of 31 days will be granted for each payment of fees falling due after the first payment during which period this contract will remain in force. If any payment is not made within the days of grace, this contract will automatically terminate at the end of the grace period. No written notice of such automatic termination is required. If this contract terminates for any reason, the Contractholder and Fiduciary will be liable for all payments due and unpaid, including a pro-rata payment for any time this contract is in force during the grace period.

TERMINAL FEE

Subject to all provisions of this Article 2, a Terminal Fee is due and payable on the date of termination of this contract. The method of determining this Terminal Fee is shown in the attached Schedule B, SCHEDULE OF FEES.



             ARTICLE 3- FURNISHING OF INFORMATION; ACCESS TO RECORDS

The Contractholder and Fiduciary will furnish Great-West, on request, with correct and complete information required by Great-West to provide the services which Great-West has agreed to perform under this contract, including, but not limited to, a copy of the Plan `and any amendments thereto. The information will be furnished at the times and in such manner as Great-West may request. Great-West will assume that all such information is complete and accurate and will be under no duty to question the accuracy of such information. Great-West, at its discretion, may charge additional fees for its services where information is not furnished, is incomplete or inaccurate or is not furnished at the time or in the manner as requested. The Contractholder agrees to give Great-West the right to inspect and copy the records of the Contractholder which are pertinent to the operation of the Plan. Such right will continue for the 5 years immediately following termination of this contract.

All communications sent to the Contractholder or Fiduciary from Great-West will be transmitted to the Contractholder at the address appearing below or to such other person and address as may from time to time be designated by the Contractholder in writing. Notice transmitted to the Contractholder as aforesaid will be considered received by the Contractholder and Fiduciary. Notice sent to Great-West will be directed to the address shown below or to such other address as Great-West may designate in writing from time to time.

              ARTICLE 4 - AUTHORITY TO CONTROL AND MANAGE THE PLAN

The Contractholder and Fiduciary acknowledge that they have authority to control and manage the operation of the Plan. It is expressly agreed that under no circumstances will Great-West be designated as plan administrator or a fiduciary of the Plan. Nothing herein will be deemed to constitute Great-West a party to the Plan or to confer upon Great-West any authority or control respecting management of the Plan, authority or responsibility in connection with administration of the Plan or responsibility for the terms or validity of the Plan. Great-West will not be responsible for any tax liability which may be imposed upon the Contractholder, any fiduciary or any Employee or Dependent under the Plan. The Contractholder and Fiduciary further agree that nothing herein will be deemed to impose upon Great-West any obligation to any Employee or Dependent under the Plan.



             ARTICLE 5 - INDEMNIFICATION AND LIMITATION OF LIABILITY


The Contractholder and Fiduciary will indemnify, protect and hold Great-West harmless from any loss, liability, claim or expense (including attorneys' fees, court costs and expenses of litigation) arising out of any act or omission of the Contractholder or Fiduciary in connection with the Plan. The Contractholder and Fiduciary agree to indemnify Great-West and hold Great-West harmless against any tax relating to this contract, including any accrued interest and penalties levied on such tax, but excluding any tax based upon Great-West's net income. The terms of this provision will survive the termination of this contract.

Great-West will not be liable for any act or failure to act, in the exercise of its powers and performance of its duties hereunder, which act or failure to act is performed by Great-West in good faith.

Great-West agrees to indemnify the Contractholder and hold the Contractholder harmless against any and all loss, damage, and expense with respect to this contract resulting from or arising out of the dishonest, fraudulent or criminal acts of Great-West's employees, acting alone or in collusion with others.



                        ARTICLE 6 - CONTRACT TERMINATION


This contract may be terminated at any time by either the Contractholder and Fiduciary or Great-West, provided written notice of such termination is given at least 31 days in advance. In addition, this contract:

(1) may terminate immediately upon termination of the Stop-Loss Contract, if any, between Great-West and the Contractholder, or

(2) may terminate upon amendment of the Plan in a manner deemed unsatisfactory by Great-West, provided that Great-West gives 31 days written notice of such termination to the Contractholder; or

(3) will terminate immediately upon failure of the Contractholder to comply with any term or condition of this contract, such as but not limited to failure to:

        (A) pay the Administrative Fees as specified in the Article of this contract entitled Administrative Services and Fees; or

        (B) fund the bank account(s) (referred to in the Article of this contract entitled Administrative Services and Fees) established to handle payment of the benefits provided under the Plan.

If prior to the date of termination of this contract, the Contractholder had elected Terminal Protection under the Stop-Loss Contract issued to the Contractholder by Great-West and such Terminal Protection is in effect on the date this contract terminates, then Great-West will continue to process claims after the date of termination of this contract.



                    ARTICLE 7 - AMENDMENT OF SCHEDULE OF FEES

Unless otherwise indicated in the Schedule of Fees, the fees shown are for the first Contract Year.

Great-West has the right to revise the Schedule of Fees:

(1)  when the Contractholder's Plan is amended; and

(2) on or after the first anniversary of the Effective Date of this contract but not more than once in any 12 month period, except as provided in (4) below; and

(3)  when the services described in the Schedule of Services are changed; and

(4)  at any time  during  the first or  subsequent  Contract  Years:

        (A) if the Coverages under the Contractholder's Plan are changed;

        (B) if the provisions of the Contractholder's Plan have to be changed because of a change in law; or

        (C) if there is a change in the number of Employees and/or Dependents covered under the Contractholder's Plan for any Coverages provided under the Contractholder's Plan which equals or exceeds:

            (a) 10% in any Contract  Month when  compared to the prior  Contract
                Month; or

            (b) 20% at any time within a Contract Year. In this case, the change in the number of Employees and/or Dependents covered will be determined by comparing the number of Employees and/or Dependents covered for any Coverages under the Contractholders Plan at the beginning of the first Contract Month of the Contract Year in question with the number of Employees and/or Dependents covered for any Coverages under the Contractholder's Plan at the beginning of any subsequent Contract Month. The Contractholder agrees to make available to Great-West all information necessary to determine such change. If the change in the number of Employees and/or Dependents covered under the Plan is such that a change in fees results, then Great-West will advise the Contractholder of its intention to change the fees.


            (D) upon  addition  or  deletion  of  coverage  for   subsidiary  or
                affiliated companies or corporate divisions.


The effective date of the change in fees will be the effective date of the event in (A), (B), (C) or (D) above that causes such change.



                            ARTICLE 8 - MISCELLANEOUS

(1) An Employee or Dependent under age 65 whose Medical Coverage under the Plan ends due to:

        (A) termination  of  employment;

        (B) termination  of  employment  in an  eligible  class;

        (C) change  in  marital  status  (in  the  case  of  a  Dependent);

        (D) attainment of the limiting age specified in the Plan (in the case of a Dependent child); or

        (E) death  of  the  Employee  (in  the  case  of a  Dependent);  OR

        (F) termination of the Plan but only if the Plan is not replaced by similar group medical coverage within 30 days and such Employee or Dependent had been covered under the Plan for at least the 90 day period prior to the date the Plan terminated;

        will be entitled to purchase medical insurance from Great-West. This medical insurance is referred to as Health Conversion Coverage. If such Employee has Dependents who are also covered under the Plan, the Health Conversion Coverage may also cover such Dependents.

        NOTE: Employees and/or their eligible Dependents who are eligible for the COBRA health continuation coverage provided under the Plan, will only be able to apply for Health Conversion Coverage at the end of the applicable 18 month or 36 month maximum period of continuation allowed under COBRA. This will be the case unless:

        (A) the Plan terminates in its entirety and isn't replaced by similar group medical coverage within 30 days; or

        (B) the Employee becomes ineligible for disability benefits under the Social Security Act after 18 months but before the end of the 29 month maximum period of continuation allowed under COBRA if the Employee is eligible for disability benefits under the Social Security Act.

        Issuance of the Health Conversion Coverage will be subject to all of the following conditions:

        (A) No  evidence of insurability is required.

        (B) The Employee or Dependent is not eligible for Medicare.

        (C) The Employee or Dependent is not covered by or eligible for similar benefits, as a result of termination of his Medical Coverage. Under any policy, contract, or other arrangement for group insurance benefits or services.

        (D) Written application and the first premium for the Health Conversion Coverage must be delivered or mailed to Great-West at its Executive Offices in Englewood, Colorado within 31 days after the date on which the covered Employee or Dependent's Medical Coverage under the Plan terminates.

        (E) The Health Conversion Coverage provides coverage customarily issued by Great-West at the then current rates. Benefits provided under the Health Conversion Coverage may not be the same as those provided by the Plan.

        (F) The Health Conversion Coverage is effective on the next day after the date on which coverage under the Plan ceases.

(2) Great-West will have the sole right to make claims under the Subrogation and Right of Recovery Provision contained in the Plan. In its sole discretion Great-West may litigate, negotiate, settle, compromise, release or waive any such claim. The Contractholder hereby assigns to Great-West all of its rights to make, litigate, negotiate, settle, compromise, release or waive any such claim.

    All money recovered by Great-West under the Subrogation and Right of Recovery Provision will be distributed as follows:

        (A) first, to Great-West to be applied to reduce Great-West payment of Specific Stop-Loss Benefits pursuant to the Article entitled Specific Stop Loss Benefit, if any, of the Stop-Loss Contract, if any, issued by Great-West to the Contractholder with regard to any Employee or Dependent against whom the Subrogation and Right of Recovery Provision is enforced; and

        (B) secondly, to Great-West to be applied to reduce Great-West's payment of Aggregate Stop-Loss Benefits pursuant to the Article entitled Aggregate Stop Loss Benefit, if any, of the Stop-Loss Contract, if any, issued by Great-West to the Contractholder; and

        (C) thirdly, to the Contractholder.

All money recovered will be applied to the accounting for the Contract Year in which the claim giving rise to subrogation or Right of Recovery was paid. If claim expenses were paid in more than one Contract Year, the money will be applied on a pro rata basis in accordance with the amount of claim expenses paid in each of the Contract Years.

Action taken under the Subrogation and Right of Recovery Provision contained in the Plan may result in the incurral of legal expenses. Such legal expenses will be borne by Great-West and the Contractholder in the same proportion as any money recovered under the Subrogation and Right of Recovery Provision is distributed between Great-West and the Contractholder. If no money is recovered, the legal expenses will be borne by Great-West and the Contractholder in the same proportion that each party's share of claim payments bears to the total amount of claim payments. Legal expenses will not be used when calculating the Specific Stop-Loss Benefit pursuant to the Article entitled Specific Stop Loss Benefit, if any, or the aggregate Stop-Loss Benefit pursuant to the Article entitled Aggregate Stop Loss Benefit, if any, of the Stop-Loss Contract, if any, issued by Great-West to the Contractholder.

                           ARTICLE 9 - ENTIRE CONTRACT

This contract contains the entire agreement between the parties and sets forth in full the services to be rendered by Great-West. It may only be modified or amended by written agreement of the parties hereto and any representation or statement not expressly set forth hereunder will not be binding on any party hereto in any respect.


PACIFIC CAPITAL BANCORP


By  /s/ Naomi Walling     VP Human Resources                  4/13/95
  -----------------------------------------------------------------------------
Signature                      Title                            Date


-------------------------------------------------------------------------------
Fiduciary Signature            Title                            Date


-------------------------------------------------------------------------------
Mailing Address of Fiduciary




GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



By  /s/ Debe Hickman      Asst. Acct. Manager                4/13/95
  -----------------------------------------------------------------------------
Signature                     Title                            Date

Tower 1, Great-West Life Center
8505 E. Orchard Road
Englewood, CO 80111

                                SERVICES CONTRACT

                        SCHEDULE A - SCHEDULE OF SERVICES

The  following   services  will  be  provided  for  the  administration  of  the
Contractholder's Plan:
Drafting Assistance                                Benefit determination in accordance with the
- Booklet                                               Plan
- Booklet Amendments                               Benefit payments in accordance with the Plan
Standard Allowance for Booklet printing            Monthly Individual Claims Listing
I.D. Card Preparation                              Issued Check Listing
Standard Allowance for I.D. Card printing          Preparation of Physician payment reports
Preparation of enrollment procedures               Actuarial cost estimates:
Assistance in plan enrollment                      - Open and Unreported claims liabilities
Late applicant underwriting                        - Review of Past Experience
Claim form preparation                             - Projection of future cost
Standard Allowance for Claim form printing         - Legislated changes in benefits
Check preparation                                  - Plan modifications
Standard Allowance for Check printing

Expenses incurred by Great-West for services not covered or for covered services beyond standard allowances will be charged as incurred.

                                SERVICES CONTRACT
                          SCHEDULE B - SCHEDULE OF FEES

The Fees for the Services provided under the terms of this contract will be as set forth in the following paragraph.

The Contractholder will pay to Great-West an amount equal to the sum of the items listed below:

(1) on the first day of each Contract Month, for each Employee covered under the Plan during the Contract Month in question, an amount equal to

     (A) for Medical Coverage, $24.74.
     (B) for Dentalcare Coverage, $2.14.

(2) on the first day of each Contract Month, for one Dependent covered under the Plan during the Contract Month in question an amount equal to

     (A) for Medical  and PCS  Coverage,  $23.72.
     (B) for Dentalcare Coverage, $1.91.

(3) on the first day of each Contract Month, for two or more Dependents covered under the Plan during the Contract Month in question an amount equal to

     (A)for Medical and PCS Coverage, $32.12.
     (B) for Dentalcare Coverage, $3.27.

(4) an amount equal to $500.00 for each Employee or Dependent who purchases the Health Conversion Coverage referred to in Article 8 of this contract during the Contract Month in question.

TERMINAL FEE

On the Date of termination of this contract, the Contractholder will pay to Great-West,

(1) for each Employee covered under the Plan at the beginning of the Contract Month immediately prior to the date of termination of this contract, an amount equal to

     (A) for Medical Coverage, $19.26.
     (B) for Dentalcare Coverage, $3.14.

(2) for one Dependent covered under the Plan at the beginning of the Contract Month immediately prior to the date of termination of this contract an amount equal to

     (A) for Medical Coverage, $22.32.
     (B) for Dentalcare Coverage, $3.63.

                                SERVICES CONTRACT
                     SCHEDULE B SCHEDULE OF FEES (Continued)

(3) for two or more Dependents covered under the Plan at the beginning of the Contract Month immediately prior to the date of termination of this contract an amount equal to

     (A) for Medical Coverage, $30.81.
     (B) for Dentalcare Coverage, $5.01.

                        SERVICES CONTRACT SCHEDULE C

Transfer Frequency                                               Weekly with one
                                                                 week delay

          Attached to and forming part of Group Contract No. 256374GSL issued by

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                       TO

                             PACIFIC CAPITAL BANCORP

The contract (the Deleted Contract) which was effective on January 1,1995 is hereby deleted as of December 31, 1994 and replaced by the attached contract (the Replacement Contract) which is effective January 1, 1995.

Notwithstanding anything to the contrary in the Replacement Contract,

(1) the terms "Contract Months" and "Contract Year" will be calculated from the effective date of the Deleted Contract.

(2) any deficit which has accrued under the terms of the Deleted Contract prior to January 1, 1995 will be carried toward and become a part of the Experience Deficit under the Replacement Contract.


Dated at Englewood, Colorado this 13th  day of  April, 1995



                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



  /s/ D.C. Lennox                                   /s/  William McCallum
------------------------------                   -------------------------------
Senior Vice-President, General                              President
  Counsel and Secretary


                               /s/ Debe Hickman
                             ------------------------
                                 For the Actuary




Accepted and attached to the Contract by PACIFIC CAPITAL BANCORP
this  day of                   , 19  .




                                          BY     /s/  Naomi Walling
                                            -----------------------------------


                                          TITLE       VP Human Resources
                                                -------------------------------

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                     EXECUTIVE OFFICES - ENGLEWOOD, COLORADO


                         APPLICATION FOR GROUP CONTRACT


                             PACIFIC CAPITAL BANCORP




(the Applicant) hereby applies to Great-West Life & Annuity Insurance Company for Group Contract No. 256374GSL in the form attached hereto. This Group Contract has been approved and its terms accepted by the Applicant.





Dated at Salinas  this 9th day of May, 1995





                                          PACIFIC CAPITAL BANCORP


/s/   Naomi Walling                                 /s/   Naomi Walling
------------------------------                     -----------------------------
Witness                                         BY





 /s/ Jackson Booth                                    VP Human Resources
-----------------------------                      -----------------------------
Licensed Resident Agent                       Title

                               STOP-LOSS CONTRACT





GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (herein called Great-West) in consideration of the application of


                             PACIFIC CAPITAL BANCORP
                       (herein called the Contractholder)

and in consideration of the payment of premiums as herein provided, hereby agrees to pay to the Contractholder the benefits as provided herein.

This contract will be effective from JANUARY 1, 1995 (herein called the Effective Date).

This contract is not in lieu of and does not affect any requirement for coverage by Workers' Compensation insurance.

All provisions set forth on the following pages form a part of this contract as fully as it the same were stated over the signatures hereto.

IN WITNESS WHEREOF Great-West has caused this contract to be executed at its Executive Offices.





  /s/ D.C. Lennox                                  /s  William McCallum
------------------------------                   -------------------------------
Senior Vice-President, General                              President
  Counsel and Secretary


                                /s/  Debe Hickman
                             ------------------------
                                 For the Actuary





Group Health Insurance
GSL-M2

Contract Form No. GSL-190                                Group Contract  No.
                                                         256374GSL
                                                                         GSLl90

                           ARTICLE 1 - DEFINITIONS

(1)  "Aggregate Limitation Factor" is as shown in Schedule "A".

(2) "Bank Account" means the bank account(s) established by the Contractholder from which Great-West is authorized to demand moneys payable by the Contractholder for Benefit Payments made under the Plan.

(3) "Benefit Payments" for a Contract Month means the sum of checks issued for Claim Payments made for the Contract Month under the provisions of the Plan, less payments made by Great-West under the Article of this contract entitled Specific Stop-Loss Benefit.

(4) "Claim Payments" for a Contract Month means payments made by Great-West for a Contract Month for benefits provided under the terms of the Plan, less any benefit credits under the plan, such as but not limited to refunds and voided checks. In no event will the amounts paid for investigation of or defense against claims be included in determining Claim Payments for any Contract Month.

     If Great-West determines that a claim for benefits under the Plan for an Employee or one of his eligible dependents:

     (A) is not  payable  in  whole  or in  part;  but

     (B) the Contractholder instructs Great-West to pay an amount greater than that determined by Great-West;

     then only the amount determined by Great-West will be considered as a claim payment when Great-West calculates:

     (A) the Specific Stop Loss Benefit for the Employee or Dependent pursuant to the Article of this contract entitled Specific Stop-Loss Benefit;

     (B) the Aggregate Stop Loss Benefit pursuant to the Article of this contract entitled Aggregate Stop-Loss Benefit.

(5) "Contract Months" are consecutive periods of one month within a Contract Year, except that the last Contract Month terminates at the end of the last Contract Year. The first Contract Month begins on the Effective Date.

(6) "Contract Year" is any period of 12 months beginning on an anniversary of the Effective Date, except that the last Contract Year will end upon termination of this contract.

(7)  "Coverages"  provided  under the Plan and  covered  by this  Contract  are:
                                Medical Coverage

                               Dentalcare Coverage
                               Visioncare Coverage
                           Prescription Drug Coverage

(8) "Cumulative Attachment Level" for a Contract Month in a Contract Year is the sum of the Monthly Attachment Level for the Contract Month and the Monthly Attachment Levels for all previous Contract Months in the Contract Year.

(9) "Cumulative Benefit Payments" for a Contract Month in a Contract Year means the sum of Benefit Payments for the Contract Month and the Benefit Payments for all previous Contract Months in the Contract Year.

(10) "Dependent" and "Employee" and "Employee Class" are as defined in the Plan.

(11) "Experience Deficit" for the first Contract Month means any aggregate stop loss benefits paid by Great-West for the first Contract Month pursuant to the Article of this contract entitled aggregate Stop-Loss Benefit. For any succeeding Contract Month, "Experience Deficit" means the excess of the sum of (A) and (B) over (C) where:

     (A) is the Experience Deficit for the Previous Contract Month;

     (B) is any aggregate stop loss benefits paid by Great-West for the Contract Month pursuant to the Article of this contract entitled Aggregate Stop Loss Benefit;

     and

     (C) is any reimbursement made by the Contractholder to Great-West for the Contract Month pursuant to the Article of this contract entitled Deficit Recovery;

except that in no event will the Experience Deficit for the last Contract Month in any Contract Year prior to the Contract Year in which this Contract terminates exceed the sum of (D) and (E) where:

     (D) is the Experience Deficit for the last Contract Month of the previous Contract Year; and

     (E) is the product of the Aggregate Limitation Factor and the Cumulative Attachment Level for the Contract Year.

(12) "Exposure" for a Coverage and Contract Month and Employee Class is the number of Employees in that Employee Class having that Coverage under the Plan at the beginning of the second prior Contract Month. For the first three Contract Months of the first Contract Year, exposure for a Coverage and Employee Class is the number of Employees in that Employee Class having that Coverage under the Plan at the beginning of the first Contract Month.

     NOTE: The term "Employees" as used in this definition will include Employees and/or eligible Dependents whose coverage under the Plan is being continued under the COBRA HEALTH CONTINUATION provision which forms a part of the Plan.

(13) "Monthly Attachment Factor" is as shown in Schedule "A".

(14) "Monthly Attachment Level" for a Contract Month before termination of this contract, means the sum for all Coverages and Employee Classes of the product of the Monthly Attachment Factor multiplied by the exposure.

(15) "Plan" means that part of the Contractholder's Employee benefit plan which is:

     (A) administered by Great-West; and

     (B) listed  in the  definition  of  "Coverages";  and

     (C) in effect on the Effective Date of this contract.

     Any amendments accepted BY Great-West which are made to the Plan from time to time while this contract is in effect are also included, provided they are administered by Great-West and apply to the "Coverages" listed in the definition of "Coverages" in this Article of the Contract.

(16) "Premium Factor" is as shown in Schedule "A".

(17) "Specific Stop-Loss Level" is as shown in Schedule "A."

(18) "Terminal Attachment Factor" is as shown in Schedule "A".


                          ARTICLE 2 - CONTRACT PAYMENTS


The Contractholder will make funds available in its Bank Account(s) which are sufficient to honor all of the Contractholder's obligations under the Plan and under this contract while it is in force and FOR 15 months after this contract's termination.


                     ARTICLE 3 - SPECIFIC STOP-LOSS BENEFIT


On and after the date within any Contract Year prior to termination of this contract that the Claim Payments made for all Contract Months in such Contract Year for Medical Coverage provided under the Plan for each Employee or Dependent reach the Specific Stop-Loss Level, Great-West will reimburse the Contractholder for the remainder of that Contract Year for Claim Payments made on behalf of that Employee or Dependent which are in excess of the Specific Stop-Loss Level.

Only Claim Payments made for expenses incurred after the Effective Date of this contract will be used when determining the Specific Stop-Loss Benefit for an Employee or Dependent. Specific Stop Loss protection does not apply to Dentalcare, Visioncare and Prescription Drug Coverage(s).

No Specific Stop-Loss Benefit reimbursements will BE made by Great-West for Claim Payments made after the date of termination of this contract, regardless of when the claim was incurred.

                     ARTICLE 4 - AGGREGATE STOP-LOSS BENEFIT

For each Contract Month, Great-West will reimburse the Contractholder in an amount equal to the positive excess, if any, of the sum of (1) and (2) over the sum of (3) and (4) where:

(1)  is the Cumulative Benefit Payments for the Contract Month;

(2) is the sum of any reimbursements made by the Contractholder to Great-West for any prior Contract Months in the Contract Year pursuant to the Article of this contract entitled Deficit Recovery;

(3)  is the Cumulative Attachment level for the Contract Month;

(4) is the sum of any Aggregate Stop-Loss Benefits paid by Great-West pursuant to this Article for any prior Contract Months in the Contract Year.

                          ARTICLE 5 - DEFICIT RECOVERY

At the end of every Contract Month in a Contract Year, the Contractholder will reimburse Great-West for the lesser of:

(1)  the Experience Deficit for the previous Contract Month; and

(2)  the excess,  if any, of:

     (A) the Monthly Attachment Level for the Contract Month; and

     (B) the Benefit Payments for the Contract Month.

                              ARTICLE 6 - PREMIUMS

The premium for each Contract Month is equal to the sum for all Coverages and Employee Classes under the Plan of the product of the Premium Factor shown in Schedule "A", multiplied by the number of Employees covered during that Contract Month.

The Contractholder will pay the premiums on or before the first day of Each Contract Month. A grace period of 31 days will be granted for the payment of each premium falling due after the first premium, during which period this contract will remain in force. If:

(1) any premium is not paid by the Contractholder to Great-West within the grace period, this contract will automatically terminate at the end of thE grace period. no written notice of such automatic termination is required. If this contract terminates for any reason, the Contractholder will be liable FOR all premiums due and unpaid, including a pro rata premium for any time this contract is in force during the grace period.

(2) a check in payment of the premium due is returned to Great-West because there were not sufficient funds (NSF) in the Contractholder's Bank Account to cover the check, then this contract will automatically terminate on the date on which the grace period for such premium ends. No written notice of such automatic termination is required. This will be the case even if the check presented for payment by Great-West is found to be NSF after the end of the grace period.

                     ARTICLE 7 - SUBSIDIARIES AND AFFILIATES

Great-West may approve the inclusion of Employees of subsidiary and affiliated companies and their Dependents under this contract. The Contractholder will be liable for the payment of all amounts due to Great-West and for the adequate funding of the Contractholder's Bank Account(s) with regard to employees and Dependents of subsidiary and affiliated companies.


          ARTICLE 8 - ADMINISTRATION OF THE PLAN, ACCESS TO INFORMATION

The Contractholder or his agent will furnish monthly to Great-West and warrant the accuracy of the number of Employees in each Employee Class and the types of Coverage(s) they have under the Plan for such Contract Month.

Great-West will have the right to inspect and copy the records of the Contractholder and its agent which are pertinent to the operation of the Plan and this contract. Such right will continue for 5 years immediately following termination of this contract.

                     ARTICLE 9 - AMENDMENTS AND ALTERATIONS

(1) Unless otherwise indicated, the factors shown in Schedule "A" are for the first Contract Year.

(2) Great-West will have the right to modify the Specific Stop-Loss Level and the factors shown in Schedule "A" on any premium due date, but not more frequently than once in each Contract Year except as provided in (3) below.

(3) A change in factors shown in Schedule A can be made at any time during the first or subsequent Contract Years:

     (A) if the Coverages provided under the Contractholder's  Plan are changed;
         or

     (B) if the provisions of the Contractholder's Plan have to be changed because of a change in law; or

     (C) if there is a change in the number of Employees and/or Dependents covered for any of the Coverages provided under the Contractholder's Plan which equals or exceeds:

        (a) 10% in any Contract Month when compared to the prior Contract Month; or

        (b) 20% at any time within a Contract Year. In this case, the change in the number of Employees and/or Dependents covered will be determined by comparing the number of Employees and/or Dependents covered for any Coverages under the Contractholder's Plan AT the beginning of the first Contract Month OF the Contract Year in question with the number of Employees and/or Dependents covered for any Coverages under the Contractholder's Plan at the beginning OF any subsequent Contract Month. The Contractholder agrees TO MAKE available to Great-West all information necessary to determine such change.

     (D) upon addition or deletion of coverage for subsidiary or affiliated companies or corporate divisions.

     The effective date of the change in factors will be the effective date of the event in (A), (B), (C) or (D) above that causes such change.


                        ARTICLE 10 - CONTRACT TERMINATION


This contract may be terminated by either the Contractholder or Great-West by providing 31 days written advance notice to the other party.

In addition, this contract will terminate:

(1) immediately upon termination of the Services Contract between Great-West and the Contractholder; or

(2) upon amendment of the plan in a manner deemed unsatisfactory by Great-West, provided Great-West gives 31 days written notice of such termination to the Contractholder. Great-West will not be liable under this contract for any Benefit Payments, Specific Stop-Loss Benefit reimbursements, Aggregate Stop-Loss Benefit reimbursements or any other payment attributable to such amendment.

(3) immediately upon failure of the Contractholder to comply with any term or condition of this contract, such as but not limited to failure to:

     (A) pay the  premiums as specified  in this  contract;  or

     (B) fund the Bank Account(s) established to handle Benefit Payments under the Plan.

If the contract terminates due to the failure of the Contractholder to comply with (3)(A) or (3)(B) above, the Contractholder will be solely liable for all unpaid Employee and Dependent claims, regardless of when incurred.

If any state or other jurisdiction enacts or amends a law or regulation which, in the opinion of Great-West prohibits the continuance of this contract, the contract will terminate in respect of that jurisdiction. Termination of the contract will take place by the effective date of the law, regulation oR amendment as determined by Great-West.


                        ARTICLE 11 - TERMINAL PROTECTION

The Contractholder may elect the Terminal Protection described below on:

(1) the Effective Date of this contract. If this is the case, the Terminal Protection becomes effective on the Effective Date of this contract.

(2) any subsequent anniversary of the Effective Date. If this is the case, the Terminal Protection will not become effective until 12 months after such anniversary.

The Contractholder may request deletion of the Terminal Protection by sending a request in writing to Great-West to delete the Terminal Protection. If he does so, the deletion of the Terminal Protection will not become effective until the date which is 12 months after the end of the Contract Year in which the request To Delete the Terminal Protection was received by Great-West.

If the Terminal Attachment Factor shown in Schedule A is applicable on the date of termination of this contract, then:

(1) the following modifications are hereby made to the terms listed below which are defined in Article 1 - Definitions:

     (A) the last Contract Year will also include any months after termination of this contract in which any Claim Payments are made by Great-West.

     (B) the monthly attachment level for each of the first two Contract Months after termination of this contract is the Terminal Attachment Level defined in (2) below.

     (C) the Cumulative Attachment Level will be calculated as follows:

        (a) for the first Contract month following termination of this contract, it will be the sum of the Cumulative Attachment Level for the last Contract Month before such termination and the Terminal Attachment Level for the first Contract Month following termination of this contract.

        (b) for any other Contract Month following termination of this contract, it will be the sum of the Cumulative Attachment Level for the previous contract month and the Terminal Attachment Level for the current Contract Month.

     (D) Benefit payments will include the sum of all checks issued for claim payments made after termination of this contract. The Contractholder agrees to keep his Bank Account(s) open to facilitate the handling of Claim Payments made after termination of this contract.

(2)  the following definition is hereby added to this contract:

     "Terminal Attachment Level" means:

     (A) for each of the first two months just after termination of this contract, the product of (a) and (b) below, where:

         (a) is the Terminal Attachment Factor; and

         (b) is the Exposure for the month.

     (B) for each month after that, NIL.

(3)  the Contractholder understands and agrees that:

     (A) The Article of this contract entitled Deficit Recovery is applicable to each Contract Month following termination of this contract.

     (B) the Terminal Protection described in this Article is applicable to this contract on its termination, even if there is a succeeding carrier or claims administrator and the succeeding carrier or claims administrator agrees to pay claims for expenses incurred by Employees and dependents prior to the termination of this contract.

                      ARTICLE 12 - PARTIES TO THE CONTRACT

The parties to the contract will be the Contractholder and Great-West. This contract will not create any rights or obligations whatsoever on the part of Great-West with respect to the persons covered under the Plan, or their beneficiaries.

                           ARTICLE 13 - MISCELLANEOUS

The Contractholder agrees to indemnify Great-West and hold Great-West harmless against any tax relating to this contract, including any accrued interest and penalties levied on such tax, but excluding any tax based upon Great-West net income. The terms of this provision will survive the termination of this contract.

                          ARTICLE 14 - ENTIRE CONTRACT

This contract contains the entire agreement between the parties and sets forth in full the services to be rendered by Great-West. It may only be modified or amended by written agreement of the parties hereto and any representation or statement not expressly set forth hereunder will not be binding on any party hereto in any respect.

                               STOP-LOSS CONTRACT
                                   SCHEDULE A

The Level and Factor shown below apply to all Employees in all Employee Classes:

              Specific Stop-Loss Level                               $35,000.00

              Aggregate Limitation Factor                                10.00%

The Coverages and Factors applicable to each Employee Class are shown below:


Employee Class                    Coverages                             Factors

GREAT-WEST CARE

- For Employee Coverage

                                  Monthly Attachment Factor for:
                                  - Medical Coverage                   $103.63
                                  - Dentalcare Coverage                 $16.87

                                  Terminal Attachment Factor for:
                                  - Medical Coverage                   $224.30
                                  - Dentalcare Coverage                 $36.51

                                  Premium Factor for:
                                  - Medical Coverage                    $19.85
                                  - Dentalcare Coverage                  $0.44

- For One Dependent Coverage

                                  Monthly Attachment Factor for:
                                  - Medical Coverage                    $110.57
                                  - Dentalcare Coverage                  $18.00

                                  Terminal Attachment Factor for:
                                  - Medical Coverage                    $259.64
                                  - Dentalcare Coverage                  $42.27

                                  Premium Factor for:
                                  - Medical Coverage                     $34.75

                               STOP-LOSS CONTRACT
                             SCHEDULE A (Continued)

                                  - Dentalcare Coverage                   $0.47

- For Two or More Dependents
  Coverage

                                  Monthly Attachment Factor for:
                                  - Medical Coverage                    $152.65
                                  - Dentalcare Coverage                  $24.85

                                  Terminal Attachment Factor for:
                                  - Medical Coverage                    $358.47
                                  - Dentalcare Coverage                  $58.36

                                  Premium FACTOR FOR:
                                  - Medical Coverage                     $47.99
                                  - Dentalcare Coverage                   $0.65

NOTE: The amount applicable for an Employee covered for himself and his Dependent(s) is the sum of the amount shown above for Employee Coverage and the amount shown above for the applicable Dependent Coverage.

The following overrides anything to the contrary expressed or implied in this contract.

Action taken under the Subrogation and Right of Recovery Provision contained in the Plan may result in the incurral of legal expenses. Such legal expenses will be borne by Great-West and the contractholder in the same proportion as any money recovered under the Subrogation and Right of Recovery Provision is distributed between Great-West and the Contractholder. If no money is recovered, the legal expenses will be borne by Great-West and the Contractholder in the same proportion that each party's share of Claim Payments bears to the total amount of Claim Payments. Legal expenses will not be used when calculating the Specific Stop-Loss Benefit pursuant to the Article of this contract entitled
Specific Stop-Loss Benefit or the Aggregate Stop-Loss Benefit pursuant to the Article of this contract entitled Aggregate Stop-Loss Benefit.

All money recovered by Great-West under the Subrogation and Right of Recovery Provision of the Plan will be distributed as follows:

(1) first, to Great-West to be applied to reduce Great-West's payment of Specific Stop-Loss Benefits pursuant to the Article of this contract entitled Specific Stop-Loss Benefit with regard to the Employee or Dependent against whom the Subrogation and Right of Recovery Provision is enforced; and

(2) secondly, to Great-West to be applied to reduce Great-West's payment of Aggregate Stop-Loss Benefits pursuant to the Article of this contract entitled Aggregate Stop-Loss Benefit; and

                               STOP-LOSS CONTRACT
                             SCHEDULE A (Continued)

(3) thirdly, to the Contractholder.

ALL money recovered will be applied to the accounting for the Contract Year in which the claim giving rise to subrogation or right of recovery was paid. If claim expenses were paid in more than one Contract Year, the money will be applied on a pro rata basis in accordance with the amount of claim expenses paid in each of the Contract Years.

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                     EXECUTIVE OFFICES - ENGLEWOOD, COLORADO


                          APPLICATION FOR GROUP POLICY


                             PACIFIC CAPITAL BANCORP




(the Applicant) hereby applies to Great-West Life & Annuity Insurance Company for Group Policy No. 256374GL in the attached form. The Applicant has approved this Group Policy and has accepted its terms.





Dated at Salinas this 9th day of May 1995





                                            PACIFIC CAPITAL BANCORP

/s/  Naomi Walling                           /s/  Naomi Walling
-------------------------------             ----------------------------------
Witness                                     BY




   /s/ Jackson Booth                                 VP Human Resources
-------------------------------            -------------------------------------
Licensed Resident Agent                    Title

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                     EXECUTIVE OFFICES - ENGLEWOOD, COLORADO
                                  (the Company)

AGREES, under the application of

                             PACIFIC CAPITAL BANCORP
                            (the Group Policyholder)

to insure the lives of Employees (Insured Persons) according to the terms of this policy.

This policy is issued in consideration of the payment of the required premiums. The Life Insurance and Accidental Death, Dismemberment and Loss of Sight (AD&D) benefits to which an Insured Person is entitled are described in the Booklet/Certificate which is attached to and forms a part of this policy.

Group Policy Effective Date:

This policy will take effect on JANUARY 1, 1995 at 12:01 a.m., standard time at the Group Policyholder's address.

Currency:

All money payable under this policy is payable in the lawful money of the United States of America.

All provisions:

(1) on the following pages of this policy; and

(2) in the sections of the Booklet/Certificate that apply to Life Insurance and AD&D Benefits;

form a part of this policy as fully as IF THEY were stated over the signatures below and are referred to herein as the Group Policy.

This policy has been executed by the Company at its Executive Offices.



  /s/ D.C. Lennox                                    /s/ William McCallum
------------------------------                   ------------------------------
Senior Vice-President, General                            President
    Counsel and Secretary



                                 /s/ Debe Hickman
                            ------------------------
                                 For the Actuary



Group Term Life Insurance
- Contributory
- Non-Participating

Policy Format No. GL 193              Group Policy No. 256374GL             BPL1

                            MISCELLANEOUS PROVISIONS

(1)  Insurance months and years start from the Group Policy Effective Date.

(2) The Group Policyholder's actions will bind the Employer. Notice given to the Group Policyholder is considered to be notice given to an Employer.

(3) All requests, notices, proofs of claim and applications must be made in writing to the Company at its Executive Offices.

(4)  Words of the masculine gender include the feminine.                    BPL2



                                    PREMIUMS
PAYMENT

The first premium is due on the effective date of this policy. After that, premiums are due on the first day of each insurance month. Premiums must be paid at the Company's Executive Offices. Any premium not paid on time will be in default.

GRACE PERIOD

After the first premium has been paid, 31 days are allowed to pay a premium in default. During this time, the policy will stay in force. If the premium is not paid by the end of the days of grace, this policy will terminate. The Group Policyholder is liable for a pro rata premium for the time this policy is in force during the grace period and for all other unpaid premiums.

CALCULATION

The amount of each premium is the sum of the premiums for each insured Employee. If a premium has been waived for an Employee under the DISABILITY BENEFIT section, it will not be included in the calculation. Until the company changes the rate, it will be:

(1) $0.22 for each $1,000 of Life Insurance then in force.

(2) $0.02 for each $1,000 of AD&D (Principal Sum) then in force.

(3) $1.85 for each Employee insured in respect of his Dependents for Dependent Life Insurance.

ADJUSTMENTS

The premiums will be adjusted retroactively to reflect changes in insurance amounts. The Company must be notified promptly of a change. For a decrease in, or termination of, insurance, a credit will be given only for the 4 month period prior to receipt of such notice.

EXPERIENCE RATING

After the end of the first insurance year or at any time after that, this policy
may be experience rated by the Company.                                     BPL3

RENEWAL CHANGES

After the end of the first insurance year, the Company may change the premium rates. Changes can be made on the first day of any insurance month. Written notice will be sent to the Group Policyholder 31 days before a change is made. Once the change is made, the Company cannot make another change for 12 months. However, a change can be made at any time if:

(1) the policy provisions are changed at the request of the Group Policyholder;

(2) there is a change in benefits  required by a change in state or federal law;
    or

(3) there is a change in the number of Employees insured under this policy which equals or exceeds:

    (A) 10% in any insurance month when compared to the previous insurance month; or

    (B) 20% at any time within an insurance year when compared to the number of Employees insured in the first month of that insurance year;

except that no increase in premium rates will take effect before 31 days after the date written notice of such increase is given to the Group Policyholder by
the Company.                                                               BPL34

                               GENERAL PROVISIONS

FURNISHING OF INFORMATION: ACCESS TO RECORDS

The Group Policyholder must forward to the Company:

(1)  required information about the eligibility of Employees;

(2)  any Employee applications; and

(3)  details about changes in insurance.

The  Company  may  inspect  the  Group  Policyholder's   records  of  Employees'
insurance. Such inspection can take place while this policy is in force and during the first year after it terminates.

ENTIRE CONTRACT

The contract consists of:

(1)  this policy;

(2)  the attached application for this policy;

(3)  any Employee applications; and

(4)  any notices of Proof of Good Health.

Except for fraud, statements made by the Group Policyholder, or by an Employee, are deemed representations and not warranties. Only statements contained in:

(1)  the Group Policyholder's application for this policy;

(2)  any Employee applications; or

(3)  any notices of Proof of Good Health;

will void any insurance under this policy, or be used in defense to a claim under it.

AUTHORITY

The provisions of this policy cannot be changed or waived except by written agreement. Such agreement must be signed by:

(1)  the President, or a Vice-President; and

(2)  the Secretary, or Actuary;

of the Company. Only by such a signed agreement can:

(1)  a premium in default be accepted;

(2)  the time for a premium payment be extended;

(3)  any of the  Company's  rights be  waived;

(4)  the Company be bound by any promise regarding benefits; or

(5)  any applications be accepted.                                         BPL4

INDIVIDUAL BOOKLET/CERTIFICATE

The Company will issue Booklet/Certificates to the Group Policyholder to give each insured Employee. Such Booklet/Certificate will:

(1)  describe the insurance to which an Employee is entitled;

(2)  describe the CONVERSION PRIVILEGE;

(3)  detail how an Employee's insurance can reduce or terminate; and

(4)  state that the Employee may inspect this policy at the Group Policyholder's
     office.                                                               BPL4a


                            TERMINATION OF THE POLICY


The Group Policyholder may terminate this policy by giving 31 days written notice to the Company.

The Company may terminate this policy:

(1)  if the Group Policyholder fails to:

     (A) adhere to the terms and conditions set out in this policy; or

     (B) pay the required premium as set out in the PREMIUMS section; or

(2)  if the number of insured Employees is less than

     (A) 25; or

     (B) 75% of those eligible for insurance.

The Company must give written notice of termination to the Group Policyholder 31
days in advance.                                                           BPL5

        To be attached to and made part of the Group Policy No. 256374GL issued by

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                       to


                             PACIFIC CAPITAL BANCORP


This Group Policy is hereby deleted as of January 31, 1995 and replaced with the attached Group Policy.



Dated at Englewood, Colorado this 13th day of April, 1995

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



   /s/ D.C. Lennox                                    /s/ William McCallum
------------------------------                   ------------------------------
Senior Vice-President, General                            President
    Counsel and Secretary



                                 /s/ Debe Hickman
                            ------------------------
                                 For the Actuary




Accepted and attached to the Contract by PACIFIC CAPITAL BANCORP
this      day of                       , 19  .




                                        BY   /s/  Naomi Walling
                                          -------------------------------------

                                        TITLE  VP Human Resources
                                             ----------------------------------

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                     EXECUTIVE OFFICES - ENGLEWOOD, COLORADO
                                  (the Company)

AGREES, under the application of

                             PACIFIC CAPITAL BANCORP
                            (the Group Policyholder)

to insure the lives of Employees (Insured Persons) according to the terms of this policy.

This policy is issued in consideration of the payment of the required premiums. The Life Insurance and Accidental Death, Dismemberment and Loss of Sight (AD&D) benefits to which an Insured Person is entitled are described in the Booklet/Certificate which is attached to and forms a part of this policy.

Group Policy Effective Date:

This policy will take effect on FEBRUARY 1,1995 at 12:01 a.m., standard time at the Group Policyholder's address.

Currency:

All money payable under this policy is payable in the lawful money of the United States of America.

All provisions:

(1) on the following pages of this policy; and

(2) in the sections of the Booklet/Certificate that apply to Life Insurance and AD&D Benefits;

form a part of this policy as fully as if they were stated over the signatures below and are referred to herein as the Group Policy.

This policy has been executed by the Company at its Executive Offices.


   /s/  D.C. Lennox                                  /s/  William McCallum
------------------------------                   ------------------------------
Senior Vice-President, General                            President
    Counsel and Secretary



                                /s/ Debe Hickman
                            ------------------------
                                 For the Actuary


Group Term Life Insurance
- Contributory
- Non-Participating

Policy Format No. GL 193               Group Policy No. 256374GL           BPL1

                            MISCELLANEOUS PROVISIONS

(1) Insurance months and years start from the Group Policy Effective Date.

(2) The Group Policyholder's actions will bind the Employer. Notice given to the Group Policyholder is considered to be notice given to an Employer.

(3) All requests, notices, proofs of claim and applications must be made in writing to the Company at its Executive Offices.

(4)  Words of the masculine gender include the feminine.                   BPL2


                                    PREMIUMS


PAYMENT

The first premium is due on the effective date of this policy. After that, premiums are due on the first day of each insurance month. Premiums must be paid at the Company's Executive Offices. Any premium not paid on time will be in default.

GRACE PERIOD

After the first premium has been paid, 31 days are allowed to pay a premium in default. During this time, the policy will stay in force. If the premium is not paid by the end of the days of grace, this policy will terminate. The Group Policyholder is liable for a pro rata premium for the time this policy is in force during the grace period and for all other unpaid premiums.

CALCULATION

The amount of each premium is the sum of the premiums for each insured Employee. If a premium has been waived for an Employee under the DISABILITY BENEFIT section, it will not be included in the calculation. Until the Company changes the rate, it will be:

(1)  $0.22 for each $1,000 of Life Insurance then in force.

(2)  $0.02 for each $1,000 of AD&D (Principal Sum) then in force.

(3) $1.85 for each Employee insured in respect of his Dependents for Dependent Life Insurance.


(4) for Optional Life Insurance, an amount determined in accordance with the following schedule, based on the individual's age on the date on which the premium is calculated.


     Age of individual on date of          Premium Rate for each                Premium Rate for each
     calculation                           $1,000 of Optional Life              $1,000 of Optional Life
                                           Insurance, Non-Tobacco               Insurance, Tobacco User
                                           User Rates                           Rates

     under age 20                           $0.09                               $0.14
     at least 20 but under age 25            0.09                                0.14
     at least 25 but under age 30            0.10                                0.15
     at least 30 but under age 35            0.11                                0.16
     at least 35 but under age 40            0.12                                0.23
     at least 40 but under age 45            0.17                                0.34
     at least 45 but under age 50            0.27                                0.54
     at least 50 but under age 55            0.41                                0.84
     at least 55 but under age 60            0.65                                1.34
     at least 60 but under age 65            0.95                                1.90
     at least 65 but under age 70            1.39                                2.70
     at least 70 but under age 75            2.28                                4.03
     at least 75 but under age 80            3.89                                5.75
     at least 80 but under age 85            6.30                                8.76
     at least 85                             9.58                               13.56


ADJUSTMENTS

The premiums will be adjusted retroactively to reflect changes in insurance amounts. The Company must be notified promptly of a change. For a decrease in, or termination of, insurance, a credit will be given only for the 4 month period prior to receipt of such notice.

EXPERIENCE RATING

After the end of the first insurance year or at any time after that, this policy
may be experience rated by the Company.                                    BPL3

RENEWAL CHANGES

After the end of the first insurance year, the Company may change the premium rates. Changes can be made on the first day of any insurance month. Written notice will be sent to the Group Policyholder 31 days before a change is made. Once the change is made, the Company cannot make another change for 12 months. However, a change can be made at any time if:

(1) the policy provisions are changed at the request of the Group Policyholder;

(2) there is a change in benefits  required by a change in state or federal law;
    or

(3) there is a change in the number of Employees insured under this policy which equals or exceeds:

    (A) 10% in any insurance month when compared to the previous insurance month; or

    (B) 20% at any time within an insurance year when compared to the number of Employees insured in the first month of that insurance year;

except that no increase in premium rates will take effect before 31 days after the date written notice of such increase is given to the Group Policyholder by
the Company.                                                               BPL3a


                           GENERAL PROVISIONS


FURNISHING OF INFORMATION: ACCESS TO RECORDS

The Group Policyholder must forward to the Company:

(1)  required information about the eligibility of Employees;

(2)  any Employee applications; and

(3)  details about changes in insurance.

The  Company  may  inspect  the  Group  Policyholder's   records  of  Employees'
insurance. Such inspection can take place while this policy is in force and during the first year after it terminates.

ENTIRE CONTRACT

The contract consists of:

(1)  this policy;

(2)  the attached application for this policy;

(3)  any Employee applications; and

(4)  any notices of Proof of Good Health.

Except for fraud, statements made by the Group Policyholder, or by an Employee, are deemed representations and not warranties. Only statements contained in:

(1)  the Group Policyholder's application for this policy;

(2)  any Employee applications; or

(3)  any notices of Proof of Good Health;

will void any insurance under this policy, or be used in defense to a claim under it.

AUTHORITY

The provisions of this policy cannot be changed or waived except by written agreement. Such agreement must be signed by:

(1)  the President, or a Vice-President; and

(2)  the Secretary, or Actuary;

of the Company. Only by such a signed agreement can:

(1)  a premium in default be accepted;

(2)  the time for a premium payment be extended;

(3)  any of the Company's rights be waived;

(4)  the Company be bound by any promise regarding benefits; or

(5)  any applications be accepted.                                         BPL4

INDIVIDUAL BOOKLET/CERTIFICATE

The Company will issue Booklet/Certificates to the Group Policyholder to give each insured Employee. Such Booklet/Certificate will:

(1)  describe the insurance to which an Employee is entitled;

(2)  describe the CONVERSION PRIVILEGE;

(3)  detail how an Employee's insurance can reduce or terminate; and

(4)  state that the Employee may inspect this policy at the Group Policyholder's
     office.                                                               BPL4a


                            TERMINATION OF THE POLICY

The Group Policyholder may terminate this policy by giving 31 days written notice to the Company.

The Company may terminate this policy:

(1)  if the Group  Policyholder fails to:

     (A) adhere to the terms and conditions set

     (B) pay the required  premium as set out in the PREMIUMS section; or

(2)  if the number of insured Employees is less than

     (A) 25; or

     (B) 75% of those eligible for insurance.

The Company must give written notice of termination to the Group Policyholder 31
days in advance.                                                           BPL5

           Attached to and forming part of the Services Agreement for
                        Flexible Benefits Account between


                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                                        and
                              PACIFIC CAPITAL BANCORP


The Services Agreement for Flexible Benefits Account which was effective on JANUARY 1, 1995 and is dated JANUARY 30, 1995 is hereby terminated as of DECEMBER 31,1994 and replaced by the attached Services Agreement for Flexible Benefits Account which is effective JANUARY 1, 1995.




Dated at Englewood, Colorado this 13th day of April 1995

                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



  /s/  D.C. Lennox                                /s/  William McCallum
------------------------------                   ------------------------------
Senior Vice-President, General                            President
    Counsel and Secretary



                              /s/ Debe Hickman
                            ------------------------
                                 For the Actuary





The terms of this Agreement are accepted by PACIFIC CAPITAL BANCORP
this        day of               , 19  .



                                            BY   /s/ Naomi Walling
                                               --------------------------------


                                            TITLE   VP Human Resources
                                                 ------------------------------

                SERVICES AGREEMENT FOR FLEXIBLE BENEFITS ACCOUNT


AGREEMENT entered into on JANUARY 1,1995 between GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, hereinafter referred to as "GREAT-WEST" and

                             PACIFIC CAPITAL BANCORP
                (hereinafter referred to as "the Contractholder")

It is hereby provided that the Contractholder has established a Flexible Benefits Account Plan for the benefit of its Employees and Dependents (hereinafter referred to as the "Plan"). The purpose of that Plan is to offer eligible Employees a choice of benefits under a plan that is designed to comply with Sections 105, 106, 125 and 129 of the Internal Revenue Code and the regulations issued thereunder. The Contractholder hereby retains GREAT-WEST to provide certain services for the Plan in accordance with the following terms and conditions.

DEFINITIONS

Unless specifically defined herein, the meaning of all terms used in this Agreement will be the same as those used in the Plan and/or the group health policy/plan sponsored by the Contractholder.

ADMINISTRATIVE SERVICES

Great-West   agrees  to  perform   services   involving   the   performance   of
non-discretionary duties as specified in the SCHEDULE OF SERVICES (Schedule A), which is attached to and forms part of this Agreement.

To facilitate the performance of such duties, the Contractholder agrees to:

(1)  establish  a  bank  account  for  all  deposits  made  under  the Plan. The
     Contractholder will inform Great-West of the appropriate bank account number and transit number and will send to Great-West a copy of the corresponding MICR Sheet/Specification Sheet and any other information necessary to enable Great-West to produce benefit payment checks from that account.

(2)  provide Great-West with a monthly list of:

     (A) Employees who have elected to participate under each of the options described in the Plan; and
     (B) the amounts deposited into the bank account in respect of each such Employee.

FURNISHING OF INFORMATION; ACCESS TO RECORDS

The Contractholder will furnish Great-West, on request, with correct and complete information required by Great-West to provide the services which Great-West has agreed to perform under this Agreement. Great-West will have the right to inspect the records of the Contractholder which are pertinent to the operation of the Plan.

AUTHORITY TO CONTROL AND MANAGE THE PLAN

The Contractholder acknowledges that he has authority to control and manage the operation of the Plan. It is expressly agreed that under no circumstances will Great-West be designated as plan administrator or a fiduciary of the Plan.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Contractholder will indemnify, protect and hold Great-West harmless from any loss, liability, claim or expense (including attorney's fees, court costs and expenses of litigation) arising out of any act or omission of the Contractholder in connection with the Plan. Any premium or other tax assessed against Great-West in respect of the Plan will be borne by the Contractholder. In no event will incorrect determination of any benefit be the responsibility of Great-West.

AGREEMENT TERMINATION

This Agreement may be terminated at any time by either the Contractholder or Great-West, provided written notice of such termination is given at least one month in advance. In addition, Great-West may terminate this Agreement immediately upon:

(1) the date Great-West no longer insures or provides administrative services for any group life, health, dental or 401(k) plan sponsored by the Contractholder.

(2)  amendment  of the Plan in a manner  deemed  unsatisfactory  by  Great-West,
     provided  that  Great-West   provides  31  days'  written  notice  of  such
     termination to the Contractholder.

(3) failure of the Contractholder to comply with any term or condition of this agreement.

In the event of termination of this Agreement, Great-West will have the right to stop processing claims immediately on the effective date of such termination.

PACIFIC CAPITAL BANCORP


 /s/  Naomi Walling                     VP Human Resources Mgr.
-------------------------------------------------------------------------------
Authorized Signature, Title and Date




-------------------------------------------------------------------------------
Mailing Address, City, State and Zip Code

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY



 /s/  Debe Hickman                         Asst. Acct. Manager      4/13/95
-------------------------------------------------------------------------------
Authorized Signature, Title and Date
Great-West Life Center, Tower 1
8505 E. Orchard Road
Englewood, CO 80111

                      SCHEDULE A - SCHEDULE OF SERVICES

Description of Services                                      Covered in this
                                                             Agreement (Yes/No)
Drafting Assistance                                          Yes
  Plan Document
  Plan Amendments
Employee brochure and worksheet                              Yes
Enrollment forms                                             Yes
Assistance in Plan enrollment                                Yes
Claim forms                                                  Yes
Benefit determination in accordance                          Yes
 with the Plan
Benefit payments in accordance                               Yes
 with the Plan
Direct payment of benefits to Plan                           Yes
  participants
Claim reports                                                Yes
Check register                                               Yes
Discrimination Testing                                       Yes

                     FLEXIBLE BENEFITS ACCOUNT PLAN DOCUMENT


                     Flexible Benefits Account Plan Document
                                For Employees of


                             PACIFIC CAPITAL BANCORP


Effective Date:

This FBA Plan Document will take effect on JANUARY 1, 1995 at 12:01 a.m., standard time at the Employer's address.

All provisions:

(1)  on the following pages of this FBA Plan Document; and

(2)  in the Flexible  Benefits  Account  section of the Booklet;

form a part of this FBA Plan Document as fully as if they were stated over the signatures below.

IN WITNESS  WHEREOF,  PACIFIC CAPITAL BANCORP has executed this Plan Document at
                    on this         day of        , 19  .

PACIFIC CAPITAL BANCORP




by   /s/  NAOMI WALLING
   --------------------------------


      VP Human Resources Mgr.
   --------------------------------
               Title

                                     PURPOSE

The purpose of this Plan is to otter eligible Employees of the Employer a choice of benefits under a plan that is designed to comply with Sections 105, 106, 125 and 129 of the Internal Revenue Code and the regulations issued thereunder.

The following options are available to eligible Employees under this Plan:

(1) PREMIUM EXPENSE CONVERSION ACCOUNT.

(2) HEALTH CARE ACCOUNT.

(3) DEPENDENT CARE ACCOUNT.

The benefits provided under these options are described in the BENEFIT PROVISIONS section of this Plan.



                                   FORFEITURES


Any amount  remaining in an  Employee's  Dependent  Care Account and Health Care
Account after all claims have been processed for that Plan Year will be forfeited. These amounts will be deposited into the Employer's benefit plan surplus. When this happens, the Employee will have no further claim to such amounts.

                                 ADMINISTRATION

The operation of the Plan will be under the supervision of the Employer's Plan Administrator. It will be a principal duty of the Plan Administrator to see that the Plan is carried out in accordance with its terms, and for the exclusive benefit of Employees entitled to participate in the Plan. The Plan Administrator will have full power to administer the Plan in all of its details; subject, however, to the pertinent provisions of the Internal Revenue Code. The Plan Administrator's powers will include, but will not be limited to, the following authority, in addition to all other powers provided by this Plan:

(1) to make and enforce such rules and regulations as the Plan Administrator deems necessary or proper for the efficient administration of the Plan;

(2) to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan and to receive benefits provided under the Plan;

(3) to interpret the Plan, the Plan Administrator's interpretations in good faith to be final and conclusive on all persons claiming benefits under the Plan;

(4)  to review reimbursement  requests and to authorize the payment of benefits;
     and

(5) to appoint such agents. counsel, accountants, consultants and actuaries as may be required to assist in administering the Plan.


                         AMENDMENT OR TERMINATION OF PLAN


The Employer, at any time or from time to time, may amend any or all of the provisions of the Plan without the consent of any Employee. No amendment will have the effect of reducing any benefit election of any Employee in effect at the time of such amendment, unless such amendment is made to comply with federal law or local statute or regulations.

The Employer reserves the right to terminate the Plan, in whole or in part, at any time. In the event the Plan is terminated, no further additions will be made to any Employee's accounts, but all benefits will continue to be paid according to the elections in effect until:

(1)  the end of the Plan Year in which the Plan termination occurs; or

(2)  the balances of all accounts have been reduced to zero;

whichever occurs first.

Any amounts remaining at the end of the Plan Year (and after the processing of all claims for such Plan Year) in which Plan termination occurs will be forfeited and deposited in the benefit plan surplus of the Employer.


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

                                   SEVERABILITY

If any provision of the Plan is held invalid or unenforceable, its invalidity or unenforceability will not affect any other provisions of the Plan, and the Plan will be construed and enforced as if such provision had not been included herein.












































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